UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
HOMELAND SECURITY CAPITAL CORPORATION
(Name of Registrant As Specified In Its Charter)
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Homeland Security Capital Corporation

4601 Fairfax Drive, Suite 1200

Arlington, VA 22203

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF STOCKHOLDERS

June 27, 2012

Dear Homeland Security Capital Corporation Stockholders:

This Information Statement is furnished by the Board of Directors (the “Board”) of Homeland Security Capital Corporation, a Delaware corporation (the “Company”), to holders of record of the Company’s (i) common stock, $0.001 par value per share (the “Common Stock”), (ii) Series H Convertible Preferred Stock, $0.01 par value per share (“Series H Preferred”), and (iii) Series F Convertible Preferred Stock, $0.01 par value per share (“Series F Preferred”) (all of the holders of the capital stock of the Company, collectively, the “Stockholders”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on June 15, 2012, holders of at least (i) a majority of the outstanding capital stock of the Company entitled to vote on the Reverse Stock Split, Change in Authorized Capital Stock and the Name Change (each as defined below), which is comprised of the Common Stock and Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, (ii) a majority of the outstanding Series F Preferred, voting as a separate class, entitled to vote on the Change in Authorized Capital Stock and (iii) 66% of Series H Preferred, voting as a separate class, entitled to vote on the Change in Authorized Capital Stock, acted by written consent in lieu of a special meeting of stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) to authorize and approve: (i) a proposed amendment to the Company’s certificate of incorporation, as currently in effect (the “Certificate of Incorporation”) by way of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), to effectuate a reverse stock split of our issued and outstanding Common Stock at a ratio of five hundred-for-one (the “Reverse Stock Split”); (ii) a proposed amendment to our Certificate of Incorporation by way of the Amended and Restated Certificate of Incorporation to decrease our authorized capital stock from 2,010,000,000 to 55,000,000 shares, and to reclassify such authorized capital from 2,000,000,000 to 50,000,000 shares of Common Stock and from 10,000,000 to 5,000,000 shares of preferred stock (the “Change in Authorized Capital Stock”); and (iii) a proposed amendment to our Certificate of Incorporation by way of the Amended and Restated Certificate of Incorporation to change the name of the Company from “Homeland Security Capital Corporation” to “Timios National Corporation” (the “Name Change”). A copy of the Amended and Restated Certificate of Incorporation is attached as Annex A to this Information Statement.

The approval of the Reverse Stock Split, Change in Authorized Capital Stock and the Name Change will not become effective until at least 20 calendar days after the initial mailing of this Information Statement.  The Reverse Stock Split, Change in Authorized Capital Stock and Name Change will be implemented after the approval of such matters is effective and the Company files the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Date”).

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first mailed to you on or about

June 27, 2012. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE REVERSE STOCK SPLIT, CHANGE IN AUTHORIZED CAPITAL STOCK AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE MATTERS UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

By Order of the Board of Directors

C. Thomas McMillen
Chairman and Chief Executive Officer

Arlington, VA

June 27, 2012

Homeland Security Capital Corporation

4601 Fairfax Drive, Suite 1200

Arlington, VA 22203

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

Homeland Security Capital Corporation (the “Company”) is a Delaware corporation with principal executive offices located at 4601 Fairfax Drive, Suite 1200, Arlington, VA 22203. Our telephone number is (703) 528-7073. On June 13, 2012, the Company’s Board of Directors (the “Board”), after careful consideration, unanimously deemed advisable and approved (i) a proposed amendment to the Company’s certificate of incorporation, as currently in effect (the “Certificate of Incorporation”) by way of an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), to effectuate a reverse stock split of our issued and outstanding common stock, $0.001 par value per share (the “Common Stock”) at a ratio of five hundred-for-one (the “Reverse Stock Split”); (ii) a proposed amendment to our Certificate of Incorporation by way of the Amended and Restated Certificate of Incorporation to decrease our authorized capital stock from 2,010,000,000 shares to 55,000,000 shares, and to reclassify such authorized capital from 2,000,000,000 shares of Common Stock to 50,000,000 shares and from 10,000,000 shares of preferred stock to 5,000,000 shares (the “Change in Authorized Capital Stock”); and (iii) a proposed amendment to our Certificate of Incorporation by way of the Amended and Restated Certificate of Incorporation to change the name of the Company from “Homeland Security Capital Corporation” to “Timios National Corporation” (the “Name Change”), and recommended that the Company’s stockholders approve the Reverse Stock Split, Change in Authorized Capital Stock and the Name Change. This Information Statement is being sent to holders of record of the Company’s Common Stock, Series H Convertible Preferred Stock, $0.01 par value per share (“Series H Preferred”), and Series F Convertible Preferred Stock, $0.01 par value per share (“Series F Preferred”) (all of the holders of the capital stock of the Company, collectively, the “Stockholders”), as of June 15, 2012 (the “Record Date”), by the Board to notify them about actions that the holders of at least (i) a majority of the outstanding capital stock of the Company entitled to vote on the Reverse Stock Split, Change in Authorized Capital Stock and the Name Change, which is comprised of the Common Stock and the Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, (ii) a majority of the outstanding Series F Preferred, voting as a single class, entitled to vote on the Change in Authorized Capital Stock, and (iii) 66% of Series H Preferred, voting as a separate class, entitled to vote on the Change in Authorized Capital Stock (collectively, the “Required Vote”), have taken by written consent, in lieu of a special meeting of the Stockholders. The Required Vote was obtained on June 15, 2012 in accordance with the relevant sections of the Delaware General Corporation Law (the “DGCL”) and our Certificate of Incorporation and our By-laws (the “Charter”).

We are not asking you for a proxy and you are requested not to send us a proxy.

Copies of this Information Statement are expected to be mailed on or about June 27, 2012, to the holders of record on the Record Date of our outstanding shares. The matters that are subject to approval of the Stockholders will not be completed until at least 20 calendar days after the initial mailing of this Information Statement. This Information Statement is being delivered only to inform you of the

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corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our capital stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE THE REVERSE STOCK SPLIT, CHANGE IN AUTHORIZED CAPTIAL STOCK AND THE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDERS EXECUTING THE CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH MATTERS UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE ACTIONS.

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FORWARD-LOOKING STATEMENTS

Certain statements included in this Information Statement regarding the Company are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Information Statement will in fact occur. We are not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

ACTIONS TAKEN BY OUR STOCKHOLDERS BY WRITTEN CONSENT

General

On June 13, 2012, after careful consideration, the members of the Board of Directors of the Company unanimously deemed advisable and approved the Reverse Stock Split, the Change in Authorized Capital Stock and the Name Change, and determined that such matters are in the best interests of the Stockholders.

Under the DGCL, stockholders holding at least a majority of the shares of capital stock of a company who are entitled to vote must approve the Name Change, Reverse Stock Split and Change in Authorized Capital Stock.  In addition, under our Certificate of Incorporation, as amended from time to time, and our By-laws (the “Charter”), (i) a majority of the Common Stock and Series H Preferred, voting as a single class with the Common Stock on an as-converted basis, (ii) at least 66% of Series H Preferred, voting as a separate class, is necessary to authorize the Change in Authorized Capital Stock, and (iii) a majority of Series F Preferred, voting as a separate class, is necessary to authorize the Change in Authorized Capital Stock.

Our authorized capital stock consists of 2,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. Each share of Series H Preferred is convertible into 33,334 shares of Common Stock, and each share of Series F Preferred is convertible into one share of Common Stock.  The holders of Common Stock, and the Series H Preferred, on an as converted basis, are entitled to one vote for each share of Common Stock, on the approval of each of the Reverse Stock Split, the Change in Authorized Capital Stock and the Name Change, provided, however, that the vote of YA Global Investments, L.P., as a holder of Series H Preferred and Common Stock, may not exceed 9.99% of the Company’s Common Stock, on an as-converted basis, that is being voted. The holders of shares of Series H Preferred are entitled to one vote for each share of Series H Preferred on matters submitted to a vote of the Series H Preferred as a separate class.  The holders of shares of Series F Preferred are entitled to one vote for each share of Series F Preferred on matters submitted to a vote of the Series F Preferred as a separate class.

On June 15, 2012, there were 51,588,591 shares of Common Stock outstanding (excluding treasury shares), 9,899 shares of Series H Preferred outstanding and 1,000,000 shares of Series F Preferred outstanding. On June 15, 2012, Stockholders holding (i) an aggregate of 40,107,721 shares of Common Stock, including the 9,899 shares of Series H Preferred, on an as-converted basis, or approximately 51% of the outstanding Common Stock and Series H Preferred, on an as-converted basis, in each case entitled to vote, executed and delivered a written consent that approved each of the Reverse Stock Split, the Change in Authorized Capital Stock and the Name Change; (ii) 9,899 shares of Series H Preferred, or 100% of the Series H Preferred, executed and delivered a written consent that approved the Change in Authorized Capital Stock; and (iii) 1,000,000 shares of Series F Preferred, or 100% of the Series F Preferred, executed and delivered a written consent that approved the Change in Authorized Capital Stock.

Effective Date

The corporate actions discussed above will be completed by the Company as soon as possible following the 20th calendar day after this Information Statement is first mailed to our stockholders.

Dissenters’ Rights

Stockholders of the Company do not have the statutory right to dissent and obtain an appraisal of their shares under the DGCL in connection with the Reverse Stock Split, the Change in Authorized Capital Stock or the Name Change, and the Company will not independently provide stockholders with any such right.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company informed the Company that such director opposed any of the action as set forth in this Information Statement.

NOTICE ITEM 1

APPROVAL OF THE REVERSE STOCK SPLIT OF OUR COMMON STOCK

General

We have received the Required Consent to approve the proposal that Article Fourth of our Certificate of Incorporation be amended, by way of the Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of Common Stock (such split to combine five hundred (500) outstanding shares of our Common Stock, such number consisting of only whole shares, into one (1) share of Common Stock) (the “Reverse Stock Split”). The full text of the proposed amendment to our Certificate of Incorporation, by way of the Amended and Restated Certificate of Incorporation, is attached to this Information Statement as Annex A.  In accordance with 14c-2 promulgated under the Exchange Act, after the passage of at least 20 calendar days from the date this Information Statement is first mailed to our Stockholders, the Reverse Stock Split will become effective at a time to be designated by the Board. The Board may implement only one Reverse Stock Split as a result of this authorization. Even if the approval of the Reverse Stock Split has become effective, the Company reserves the right not to implement the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its Stockholders.

The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split, as more fully described below, will implement the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock (which is the subject of Notice Item 2 of this Information Statement), or the par value of Common Stock or preferred stock.  Because the Reverse Stock Split will result in a larger number of authorized shares, the Company has also approved a decrease in the authorized shares of Common Stock and preferred stock (see Notice Item 2).

Reasons for the Reverse Stock Split

Our Board approved the Reverse Stock Split because it believes that the increased market price of our Common Stock expected to result from the implementation of the Reverse Stock Split will potentially increase investor interest by improving the marketability and liquidity of our Common Stock.

On June 26, 2012, the latest practicable date before the printing of this Information Statement, our Common Stock closed at $0.009 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower-priced stocks to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Also, our Board believes that most investment funds are reluctant to invest in lower-priced stocks.

There are, however, risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock. There can be no assurance that (i) the market price per share of our Common Stock following the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split, (ii) the Reverse Stock Split will result in a market price per share of our Common Stock that will attract brokers and investors who do not trade in lower-priced stocks or (iii) the Reverse Stock Split will result in a market price per share of our Common Stock that will increase our ability to attract and retain employees.

The market price per share of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares of our Common Stock outstanding.

If the Reverse Stock Split is implemented and the market price per share of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares of our Common Stock that will be outstanding following the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split will become effective on the date the Company files the Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.  Except as explained below with respect to fractional shares, on the Effective Date of the Reverse Stock Split, shares of our Common Stock issued and outstanding immediately prior to such Effective Date will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of our Common Stock in accordance with the Reverse Stock Split ratio.  The Reverse Stock Split will be implemented simultaneously for all of the issued and outstanding shares of Common Stock, and the exchange ratio will be the same for all issued and outstanding shares of Common Stock.

Following the Effective Date of the Reverse Stock Split, each of our stockholders will own a reduced number of shares of our Common Stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not, in and of itself, affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, as described below. Proportionate voting rights and other rights and preferences of our stockholders will not be affected by the Reverse Stock Split, in and of itself, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share, as described below.

The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

After effectiveness of the stockholder approval of the Reverse Stock Split, the Company will file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Date”). The Board may delay implementing the Reverse Stock Split without obtaining any further approval of its Stockholders. The Reverse Stock Split will be implemented and become effective on the Effective Date. Beginning on the Effective Date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post- Reverse Stock Split shares.

Once the Reverse Stock Split is implemented, the Common Stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP, number, which is a number used to identify our equity securities, and share certificates with the former CUSIP number may be exchanged for share certificates with the new CUSIP number by following the procedures described below.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon completion of the Reverse Stock Split, we would intend to treat the Common Stock held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to reflect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds the Common Stock with a bank, broker, custodian or other nominee, and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered in the registry of members but do not hold share certificates)

Certain of our registered holders of Common Stock may hold some or all of their Common Stock in book-entry form with the transfer agent. These stockholders do not have share certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their name. If a stockholder holds registered shares of Common Stock in book-entry form, the Reverse Stock Split, once implemented, will automatically be reflected in the transfer agent’s records and on their next statement.

Holders of Certificated Shares of Common Stock

After the implementation of the Reverse Stock Split, stockholders holding Common Stock in certificated form may, at his, her or its option, surrender his, her or its certificate(s) representing the shares of Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. If Old Certificates are surrendered to the transfer agent, then such stockholder will then receive New Certificate(s) representing the number of whole shares of Common Stock to which he, she or it is entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates. If an Old Certificate has restrictive legends on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s). If a stockholder is entitled to an additional share of Common Stock in lieu of any fractional share interest, such issuance will be made as described below under “—Fractional Shares.”

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the Effective Date of the Reverse Stock Split, the components that make up the Common Stock capital account will change by offsetting amounts. The stated capital component will be reduced to an amount equal to one-five hundredth (1/500) of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding.

Potential Anti-Takeover Effect

The Reverse Stock Split would normally have the effect of increasing the proportion of unissued authorized shares to issued shares.  However, because the Company is also reducing its authorized shares of Common Stock proportionally (see Notice Item 2), there will be a lower proportion of unissued authorized shares of Common Stock to issued shares than if the Company had not decreased its authorized shares of Common Stock.  As a result, we do not believe that the Reverse Stock Split, under these circumstances, could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company).  The Reverse Stock Split is not being approved in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this information statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties under any federal tax laws; (b) any such discussion has been included by the Company in furtherance of the Reverse Stock Split on the terms described herein; and (c) each such holder is advised to, and should, seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

(i) an individual citizen or resident of the United States;

(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii) an estate with income subject to United States federal income tax regardless of its source; or

(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to our stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or our stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. This discussion also does not address the tax consequences to the Company, or to our stockholders that own 5% or more of our capital stock, are affiliates of the Company or are not U.S. holders. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder of the Company, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

•                                            A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split (except to the extent of cash received in lieu of a fractional share).

•                                            A U.S. holder’s aggregate tax basis in his, her or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor, reduced by the amount of the adjusted basis of any pre-Reverse Stock Split shares exchanged for such post-Reverse Stock Split shares that is allocated to any fractional share for which cash is received.

•                                            A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Our stockholders are advised and expected to consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences of the Reverse Stock Split under U.S. federal non-income tax laws and state, local and foreign tax laws.

NOTICE ITEM 2

APPROVAL OF THE CHANGE IN AUTHORIZED CAPITAL STOCK

The Board of Directors has determined that it is advisable and in the best interests of our stockholders to decrease our authorized capital stock from 2,010,000,000 to 55,000,000 shares, and to reclassify such shares from 2,000,000,000 to 50,000,000 shares of Common Stock and from 10,000,000 to 5,000,000 shares of preferred stock, and our Stockholders have, by way of the Required Vote, adopted the Amended and Restated Certificate of Incorporation effecting the proposed decrease and reclassification.  The full text of the proposed Amended and Restated Certificate of Incorporation is attached to this information statement as Annex A.

As of June 26, 2012, 51,588,591 shares (on a pre-Reverse Stock Split basis, or approximately 103,177 shares on a post-Reverse Stock Split basis) of our Common Stock were issued and outstanding (excluding treasury shares) and an additional 414,306,599 shares (on a pre-Reverse Stock Split basis, or approximately 828,613 shares on a post-Reverse Stock Split basis) of Common Stock were reserved for issuance upon the conversion of existing securities.  Accordingly, a total of approximately 1,534,104,810 shares (on a pre-Reverse Stock Split basis, or approximately 3,068,210 shares on a post-Reverse Stock Split basis) of Common Stock are available for future issuance.  After the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and the implementation of the Change in Authorized Capital Stock, the number of shares of Common Stock available for future issuance will remain proportionally the same.

As of June 26, 2012, 1,009,899 shares of our preferred stock were issued and outstanding.  Accordingly, a total of approximately 8,990,101 shares of preferred stock are available for future issuance.  After the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and the implementation of the Change in Authorized Capital Stock, there will be 3,990,101 shares of preferred stock available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of capital stock available in order to provide flexibility for corporate action in the future.  We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our Common Stock.

Potential Anti-Takeover Effect

Because the Company is reducing its authorized shares of Common Stock proportionate to the Reverse Stock Split ratio (see Notice Item 1), we do not believe that these circumstances could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company).  The Change in Authorized Capital Stock is not being approved in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

NOTICE ITEM 3

APPROVAL OF THE NAME CHANGE

The Board of Directors has determined that it is advisable and in the best interests of our stockholders to change the name of the Company from “Homeland Security Capital Corporation” to “Timios National Corporation” in order to reflect the Company’s change in business focus from homeland security to the provision of title, settlement, escrow, appraisal and asset management real estate services. Our Stockholders have, by way of the Required Vote, adopted the Amended and Restated Certificate of Incorporation implementing the proposed Name Change.

The full text of the proposed Amended and Restated Certificate of Incorporation is attached to this information statement as Annex A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of June 26, 2012 for (a) our named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group, and (d) each stockholder known by us to own beneficially more than 5% of each class of our shares of Common Stock, relying solely upon the amounts and percentages disclosed in their public filings.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of June 26, 2012 pursuant to the exercise or conversion of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Percentage of ownership is based on 51,588,591 shares of Common Stock outstanding as of June 26, 2012.

The address for each of the directors and named executive officers is c/o Homeland Security Capital Corporation., 4601 Fairfax Road, Suite 1200, Arlington, Virginia 22203. Addresses of other beneficial owners are noted in the table.

	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Owned

Directors and Executive Officers

C. Thomas McMillen(2)	29,808,625	43.26%

Michael T. Brigante(3)	766,682	*

Zev E. Kaplan(4)	1,900,038	3.55%

Trevor Stoffer(5)	5,233,438	9.21%

Executive officers and directors as a group (4 persons)(6)	32,475,345	56.17%

5% or more stockholders

YA Global Investments, L.P. 101 Hudson Street Jersey City, NJ 07302(7)	5,510,386	9.99%

Frank P. Crivello 3408 Dover Road Pompano Beach, FL 33062(8)	3,000,303	5.4%

* Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 26, 2012.

(2) Includes 438 shares of Series H Preferred Stock which are convertible into 14,600,292 shares of Common Stock and warrants to purchase up to additional 2,708,333 shares of Common Stock at an exercise price of $0.03 per share.

(3) Includes 23 shares of Series H Preferred Stock which are convertible into 766,682 shares of Common Stock.

(4) Includes 57 shares of Series H Preferred Stock which are convertible into 1,900,038 shares of Common Stock.

(5) Includes 157 shares of Series H Preferred Stock which are convertible into 5,233,438 shares of Common Stock.

(6) See footnotes (2) through (5).

(7) Based solely on information reported in a Schedule 13G/A filed with the Securities and Exchange Commission on May 26, 2010. YA Global Investments, L.P. (“YA Global”) does not own any shares of Common Stock. As the Investment Manager of YA Global, Yorkville Advisors, LLC (“Yorkville”) may be deemed to beneficially own the same amount of shares of Common Stock beneficially owned by YA Global. As the president of Yorkville, the investment manager to YA Global, and as portfolio manager to YA Global, Mark Angelo (“Angelo”) may be deemed to beneficially own the same amount of shares of Common Stock beneficially owned by YA Global. Angelo directly owns 6,250 shares of Common Stock. YA Global may be deemed to beneficially own the 6,250 shares of Common Stock beneficially owned by Angelo, as he is the president of Yorkville and the investment manager to YA Global and the portfolio manager to YA Global.  Yorkville may be deemed to beneficially own the 6,250 shares of Common Stock beneficially owned by Angelo, as he is the president of Yorkville. In addition to the number of shares indicated above, YA Global is the owner of derivative securities which have a cap that prevents each derivative security from being converted and/or exercised if such conversion and/or exercise would cause the aggregate number of shares of Common Stock beneficially owned by YA Global and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock of the Company following such conversion and/or exercise of the derivative security.  In addition, the cap pertaining to the derivative securities limits YA Global’s entitlement to 9.99% of the outstanding shares of Common Stock of the Company on an as-converted basis for purposes of any corporate vote. Except for the 6,250 shares of Common Stock beneficially owned by Angelo, YA Global and Yorkville disclaim beneficial ownership of these securities except to the extent of her, his or its pecuniary interest.  Yorkville holds an aggregate of (i) 964,754 shares of Common Stock, (ii) 9,224 shares of Series H Preferred which are convertible into 307,472,816 shares of Common Stock, (iii) warrants to purchase up to 80,625,000 shares of Common Stock at an exercise price of $0.03 per share, and (iv) 1,000,000 shares of Series F Convertible Preferred Stock, with no voting rights, except as required under the General Corporation Law of Delaware.

(8) Based solely on information reported in a Schedule 13G filed with the Securities and Exchange Commission on October 16, 2007.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this document was delivered. A stockholder may mail a written request to Homeland Security Capital Corporation, Attention: Secretary, 4601 Fairfax Road, Suite 1200, Arlington, VA 22203, or call (703) 528-7073, to request:

•      a separate copy of this Information Statement;

•      a separate copy of Information Statements in the future; or

•      delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the SEC. Accordingly, we are required to file reports with the SEC including annual reports, quarterly reports, current reports and other reports as required by SEC rules. All reports that we file electronically with the SEC are available for viewing free of charge over the Internet via the SEC’s EDGAR system at http://www.sec.gov. We will provide without charge to each person who receives a copy of this Information Statement, upon written or oral request, a copy of any information that is incorporated by reference in this Information Statement. Requests should be directed to Homeland Security Capital Corporation, Attention: Secretary at 4601 Fairfax Road, Suite 1200, Arlington, VA 22203, telephone number (703) 528-7073. For further information about us, you may read and copy any reports, statements and other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0102. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

ANNEX A

FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HOMELAND SECURITY CAPITAL CORPORATION

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Homeland Security Capital Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

A.                                    The name of the corporation is Homeland Security Capital Corporation.

B.                                    The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on August 12, 1997 (the “Certificate of Incorporation”). The original name of the Corporation at the time of incorporation was Celerity Systems, Inc.

C.                                    The Corporation’s Certificate of Incorporation was amended on each of August 24, 2001, April 18, 2002 and January 10, 2006 (collectively, the “Certificates of Amendment”).

D.                                    This Amended and Restated Certificate of Incorporation restates, integrates and further amends the Corporation’s Certificate of Incorporation, as amended by the Certificates of Amendment.

E.                                     This Amended and Restated Certificate of Incorporation was duly adopted by the written consent of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law.

F.                                      The text of the Corporation’s Certificate of Incorporation, as amended by the Certificates of Amendment, is hereby amended and restated to read in full as follows:

FIRST:  The name of this corporation is Timios National Corporation (the “Corporation”).

SECOND:  The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, Kent County, Delaware 19901. The name of the Corporation’s registered agent at such address is CorpDirect Agents, Inc.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH:  Unless otherwise indicated, references to “Sections” or “Subsections” in this ARTICLE FOURTH refer to sections and subsections of this ARTICLE FOURTH.

A.            Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 55,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

The term “Amended and Restated Certificate of Incorporation” as used herein shall mean the Amended and Restated Certificate of Incorporation of the Corporation as amended from time to time.  The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of capital stock then entitled to vote thereon, voting together as a single class, without a separate class vote of the holders of the Common Stock or Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

B.            Reverse Stock Split.

1.             Effective at 5:00 p.m. (prevailing Eastern time), on the date of filing of this Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each five hundred (500) shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof.  No fractional shares of the Corporation’s Common Stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.

2.             Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).

C.            Preferred Stock.

1.             Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors of the Corporation (the “Board of Directors”) may determine.

2.             Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the General Corporation Law.  Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may

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provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

D.            Common Stock.

1.             Dividends.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefore if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Amended and Restated Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

2.             Voting.  The holders of the Common Stock are entitled to one vote for each share held; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock).

FIFTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.            The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.            The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

SIXTH:

A.            Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.  For the purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.  Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

B.            Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have

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been chosen expires or until such director’s successor shall have been duly elected and qualified, subject to their earlier death, resignation or removal.  No decrease in the authorized number of directors shall shorten the term of any incumbent director.

C.            Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation, if so provided.

D.            At any meeting of the Board of Directors, a majority of the Whole Board shall constitute a quorum for all purposes.  At any meeting of the Board of Directors duly held at which a quorum is present, all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.  If, at any meeting of the Board of Directors, there shall be less than a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

SEVENTH:  The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation.  Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board.

EIGHTH:

A.            Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or any of its subsidiaries or, while a director of officer of the Corporation or any of its subsidiaries, is or was serving at the request of the Corporation as a director, officer, employee or agent of any other corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer of the Corporation or any of its subsidiaries or, while a director or officer of the Corporation or any of its subsidiaries, a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise, or other taxes assessed with respect to an employee benefit plan, penalties, and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee’s heirs, executors, and administrators; provided, however, that, except as provided in Section C of this ARTICLE EIGHTH with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.

B.            The right to indemnification conferred in Section A of this ARTICLE EIGHTH shall include the right to be paid by the Corporation the expenses incurred in defending any

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proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the General Corporation Law so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer of the Corporation or any of its subsidiaries (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this ARTICLE EIGHTH or otherwise.

C.            The rights to indemnification and to the advancement of expenses conferred in Paragraphs A and B of this ARTICLE EIGHTH shall be contract rights.

If a claim under Sections A or B of this ARTICLE EIGHTH is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit.  In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE EIGHTH or otherwise, shall be on the Corporation.

D.            The rights to indemnification and to the advancement of expenses conferred in this ARTICLE EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

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E.            The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation, any of its subsidiaries or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the General Corporation Law.

F.             The Corporation’s obligation, if any, to indemnify any person who was or is serving as a director or officer of the Corporation or any of its subsidiaries or, while a director of officer of the Corporation or any of its subsidiaries, at the request of the Corporation as a director, officer, employee or agent of any other corporation or of a partnership, joint venture, trust, or other enterprise, shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust or other enterprise.

G.            Any repeal or modification of the foregoing provisions of this ARTICLE EIGHTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

NINTH:  No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate or limit the liability of the director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.  For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include, without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax, including, without limitation, any of the foregoing incurred or assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements).  Each person who serves as a director of the Corporation while this ARTICLE NINTH is in effect shall be deemed to be doing so in reliance on the provisions of this ARTICLE NINTH, and neither the amendment or repeal of this ARTICLE NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this ARTICLE NINTH, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision.  The provisions of this ARTICLE NINTH are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

TENTH:  The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation.

ELEVENTH:  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any

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receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law, has been executed by its duly authorized officer this [   ] day of July, 2012.

HOMELAND SECURITY CAPITAL CORPORATION

By:
Name: C. Thomas McMillen
Title: President and Chief Executive Officer

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